                                                                   EXHIBIT 10.21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  STANDARD FORM
                                    SUBLEASE

     This sublease ("Sublease") is made as of the 9th day of July, 1996, by and between THE RAND CORPORATION, a California non-profit public benefit corporation (hereinafter referred to as "Sublandlord") and Specialty Laboratories, Inc., a California corporation (hereinafter referred to as "Subtenant") with regard to the following facts:


                                    RECITALS

                   A. Sublandlord is the tenant ("Tenant") under that certain Office Lease (the "Master Lease"), dated as of January 20, 1993, as amended by that certain First Amendment to Office Lease dated as of February 8, 1993 (collectively, the "Master Lease"), with WATER GARDEN ASSOCIATES, a Delaware limited partnership, as predecessor-in-interest to WATER GARDEN COMPANY L.L.C., a Delaware limited liability company (the "Landlord") (a copy of which Master Lease is attached hereto as EXHIBIT A and by this reference made a part hereof) concerning approximately [***]* rentable square feet of office space (the "Premises") located on the 5th and 6th floors of the South tower of the building (the "Building") located at 1620 26th Street, Santa Monica, California, together with certain other Print Facility Space.

                   B. Subtenant desires to sublease from Sublandlord a portion of the Premises consisting of approximately [***]* rentable square feet of space consisting of the entire 5th floor (Suite 500S) (which portion shall be hereafter referred to as the "Subleased Premises") more particularly set forth on EXHIBIT B attached hereto, including, subject to the provisions of Paragraphs
18.6 and 18.9, the special equipment room shown as attached on EXHIBIT B (the "Equipment Room"), and Sublandlord has agreed to sublease the Subleased Premises to Subtenant upon the terms, covenants and conditions herein set forth. See Paragraph 18.9 for additional provisions concerning the Subleased Premises.


                                    AGREEMENT

     In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                   1. SUBLEASE. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Subleased Premises.

                   2. TERM. The term of this Sublease shall commence on the last to occur of (i) Sublandlord's receipt of Landlord's approval of this Sublease,
(ii) Sublandlord's delivery of the Subleased Premises to Subtenant in accordance with Paragraph 7.7, or (iii) August 1, 1996; or earlier upon mutual written agreement of the parties, and shall end, unless sooner terminated

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

as provided in the Master Lease, on January 31, 1999. In no event shall the expiration date of this Sublease occur later than the Lease Expiration Date.

                   3. RENT. Subtenant shall pay rent during the term of this Sublease, on a full service gross basis, in the amount of [***]* for the Subleased Premises per month, payable monthly in advance on the first day of each month. Furthermore, in the event that the term of this Sublease shall begin or end on a date which is not the first day of a month, rent shall be prorated as of such date. Concurrent with Subtenant's execution of this Sublease and Sublandlord's receipt of Landlord's approval of this Sublease, Subtenant shall deliver to Sublandlord the first month's rent in the amount of [***]* plus the amount of [***]* as a Security Deposit to be held by Sublandlord pursuant to the terms of Paragraph 18.3 hereof. See Paragraph 18.10 for additional provisions concerning the rent and security deposit.

                   4. USE. Subtenant covenants and agrees to use the Subleased Premises in accordance with the provisions of the Master Lease and for no other purpose and except as provided herein otherwise in accordance with the terms and conditions of the Master Lease and this Sublease.

                   5. MASTER LEASE. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided in Section 7 hereof, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Subleased Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights and obligations of the Landlord and the Tenant under the Master Lease shall be deemed the rights and obligations of Sublandlord and Subtenant respectively hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control.

                   6. LANDLORD'S PERFORMANCE UNDER MASTER LEASE.

                   6.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to Subtenant for any default of the Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord's act or failure to act. This Sublease shall remain in full force and effect notwithstanding the Landlord's failure or refusal to comply with any such provisions of the Master Lease and Subtenant shall pay the rent and all other charges provided for herein

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

without any abatement, deduction or setoff whatsoever except as provided in the Master Lease. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease, except as modified herein. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

                   6.2 Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease, Sublandlord agrees to use its best efforts to obtain, at Subtenant's sole cost and expense, such consent and/or performance on behalf of Subtenant as Subtenant may reasonably direct Sublandlord.

                   6.3 Sublandlord represents and warrants to Subtenant that the Master Lease is in full force and effect, all obligations of both Landlord and Sublandlord thereunder have been satisfied and Sublandlord has neither given nor received a notice of default pursuant to the Master Lease.

                   6.4 Sublandlord covenants as follows: (i) not to voluntarily terminate the Master Lease, (ii) not to modify the Master Lease so as to adversely affect Subtenant's rights hereunder without first obtaining Subtenant's prior written consent, and (iii) to take all actions reasonably necessary to preserve the Master Lease.

                   7. VARIATIONS FROM MASTER LEASE. The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or not incorporated herein:

                   7.1 Notwithstanding anything to the contrary set forth in Sections 5 and 6 and 8 of the Summary to the Master Lease or in Articles 2 and 3 of the Master Lease, the term of this Sublease and the rent payable under thus Sublease and the amount of the Security Deposit required of Subtenant shall be as set forth in Sections 2 and 3 above. Article 4 of the Master Lease has been deleted pursuant to Paragraph 7.6 below as the parties have agreed that Subtenant shall not be responsible for the payment of Additional Rent as provided in the Master Lease.

                   7.2 The parties hereto represent and warrant to each other that, except as specified in Paragraph 18.5 hereof, neither party dealt with any broker or finder in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees arising out of either of their acts in connection with this Sublease. The provisions of this Section 7.2 shall survive the expiration or earlier termination of this Sublease.

                   7.3 Notwithstanding anything contained in the Master Lease to the contrary, as between Sublandlord and Subtenant only, all insurance proceeds or condemnation awards received by Sublandlord under the Master Lease shall be deemed to be the property of Sublandlord.

                   7.4 Any notice which may or shall be given by either party hereunder shall be either delivered personally or sent by certified mail, return receipt requested, addressed to the party for whom it is intended at the Subleased Premises (if to the Subtenant), or at the Premises (if to the Sublandlord), or to such other address as may have been designated in a notice given in accordance with the provisions of this
Section 7.4.

                  7.5 All amounts payable hereunder by Subtenant shall be payable directly to Sublandlord.

                  7.6 The provisions of Sections 5, 6, 7, 8, 9, and 10 of the Summary to the Master Lease, Master Lease Sections 1.4 and related subsections,
2.2 and related subsections, Article 3, Article 4, Article 18, Article 21,
Section 23.4, Article 28, Section 29.29.2 and Section 29.3 and Exhibits A and E attached to the Master Lease and Paragraphs 4, 6, 7, 11, 13 and 14 of the First Amendment to Office Lease shall not apply to this Sublease.

                  7.7 Sublandlord shall deliver the Subleased Premises to Subtenant in their current "as is" condition. The foregoing notwithstanding, Sublandlord shall be responsible to have the Subleased Premises professionally cleaned and ready for occupancy prior to August 1, 1995 including patching and painting of drywall. Further, all building systems (light, electrical, air conditioning and heat) shall be in good working order.

                  7.8 Subtenant shall not be required to remove any currently existing improvements located in the Subleased Premises upon the expiration of the term hereof.

                  8. INDEMNITY. Subtenant hereby agrees to protect, defend, indemnify and hold Sublandlord harmless from and against any and all liabilities, claims, expenses, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (b) any person by reason of Subtenant's use and/or occupancy of the Subleased Premises. The provisions of this Section 8 shall survive the expiration or earlier termination of the Master Lease and/or this Sublease, except to the extent any of the foregoing is caused by the negligence of Sublandlord. See Paragraph 18.11 for additional indemnity provisions.

                  9. CANCELLATION OF MASTER LEASE. In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, Subtenant agrees to make full and complete attornment to the Landlord under the Master Lease for the balance of the term of this Sublease and upon the then executory terms hereof at the option of the Landlord at any time during Subtenant's occupancy of the Subleased Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Landlord. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request of the Landlord, and Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right of election to terminate this Sublease or to surrender possession of the Subleased Premises in the event any proceeding is brought by the Landlord under the Master Lease to terminate the Master Lease.

                  10. CERTIFICATES. Each party hereto shall at any time and from time to time as requested by the other party upon not less than ten (10) days prior written notice, execute, acknowledge and deliver to the other party, a statement in writing certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications, if any), certifying the dates to which rent and arty other charges have been paid and stating whether or not, to the knowledge of the person signing the certificate, the other party is in default beyond any applicable grace period provided herein in performance of any of its obligations under this Sublease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

                  11. ASSIGNMENT OR SUBLETTING. Subject further to all of the rights of the Landlord under the Master Lease and the restrictions contained in the Master Lease, Subtenant shall not be entitled to assign this Sublease or to sublet all or any portion of the Subleased Premises without the prior written consent of Sublandlord, which consent may be withheld by Sublandlord in its sole discretion.

                  12. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

                  13. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

                  14. CAPTIONS AND DEFINITIONS. Captions to the Sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Master Lease unless expressly provided otherwise in this Sublease.

                  15. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

                  16. GOVERNING LAW. This Sublease shall be governed by and in all respects construed in accordance with the laws of the State of California.

                  17. CONSENT OF LANDLORD. The validity of this Sublease shall be subject to the Landlord's prior written consent hereto pursuant to the terms of the Master Lease, and if

Landlord's consent shall not be obtained and a copy thereof delivered to Subtenant by July 26, 1996, each party shall have the option to cancel this Sublease by written notice to the other.

                  18. ADDENDA. The provisions of this Paragraph 18 shall supplement the foregoing provisions of the Sublease.

                  18.1 EARLY OCCUPANCY. Notwithstanding the provisions of Paragraph 2 above, after receipt of Landlord's consent to this Sublease, Sublandlord shall allow Subtenant access to the Subleased Premises prior to the commencement date for the purpose of Subtenant installing its telephones, computers, furniture and other fixtures in the Subleased Premises subject to Sublandlord's reasonable approval. Sublandlord shall deliver the vacant portions of the Subleased Premises to Subtenant upon mutual execution and delivery of this Sublease. As soon as reasonably possible thereafter, but in no event later than July 29, 1996, Sublandlord shall deliver the balance of the Subleased Premises to Subtenant. The commencement date may be accelerated upon mutual agreement of the parties. Subtenant shall hold Sublandlord harmless from and indemnify, protect and defend Sublandlord against any loss or damage to the Building or the Subleased Premises and against injury to any persons occasioned during such period of early occupancy and resulting from any actions or failures to act by Subtenant or any of Subtenant's contractors, employees, agents, or invitees.

                  18.2 ABATEMENT OF RENT. Notwithstanding the provisions of Paragraph 3 above, no rent shall be due or payable by Subtenant to Sublandlord during the first two (2) months of the term and for the third (3rd) and fourth
(4th) months of the term rent shall be based upon [***]* rentable square feet of space or [***]* per month. Beginning in the fifth (5th) month of the term and for each month thereafter, the rent shall be as stated in Paragraph 3 above.

                  18.3 SECURITY DEPOSIT. Concurrently with Subtenant's execution of this Sublease and receipt of Landlord's approval of this Sublease, Subtenant shall deposit with Sublandlord a security deposit (the "Security Deposit") in the amount set forth in Paragraph 3 above. The Security Deposit shall be held by Sublandlord as security for the faithful performance by Subtenant of all the terms, covenants and conditions of this Sublease to be kept and performed by Subtenant during the term. If Subtenant defaults with respect to any provision of this Sublease, including, but not limited to, the provisions relating to the payment of rent, Sublandlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount that Sublandlord may spend or become obligated to spend by reason of Subtenant's default, or to compensate Sublandlord for any other loss or damage that Sublandlord may suffer by reason of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount, and Subtenant's failure to do so shall be a default under this Sublease. If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Subtenant within thirty
(30) days following the

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

expiration of the term. Subtenant shall not be entitled to any interest on the Security Deposit and Sublandlord may commingle the Security Deposit with its general funds.

                  18.4 PARKING. Sublandlord shall make available to Subtenant, on thirty (30) days advanced notice, a minimum of [***]* parking passes for single and/or tandem unreserved parking spaces, at Sublandlord's option, for each [***]* rentable square feet in the Subleased Premises at the prevailing rates charged by Landlord from time to time. Tenant shall be obligated, each month, to purchase not less than [***]* such parking passes per [***]* rentable square feet in the Subleased Premises at the prevailing rates charged by Landlord from time to time. Therefore, Sublandlord shall make at least [***]* parking passes available to Subtenant and Subtenant shall, each month, purchase a minimum of [***]* parking passes. The foregoing notwithstanding, so long as Landlord continues to charge Sublandlord for only [***]* parking passes then Subtenant shall be required to pay for only its minimum requirement of [***]* parking passes even if Subtenant uses more than [***]* parking passes. However, once Landlord begins charging Sublandlord for parking passes in excess of [***]*, then Subtenant shall pay Sublandlord for each parking pass actually used by Subtenant subject to the minimum number of parking passes specified above. Parking passes requested by Subtenant in excess of [***]* per [***]* rentable square feet in the Subleased Premises shall be made available to Subtenant upon request of Subtenant only to the extent they are available to Sublandlord at Landlord's regular prevailing rates.

                  18.5 BROKERS. Each party warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease except Cushman Realty Corporation and Julien J. Studley, Inc. and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublandlord covenants and agrees to pay all real estate commissions due in connection with this Sublease to such named brokers, but only at such times and in such amounts as are agreed in writing between Sublandlord and such brokers. Each party agrees to pay and hold the other harmless from and defend the other against any cost, expense or liability for any compensation claimed by any other broker, finder or agent employed or claiming to have been employed by the indemnifying party in connection with this Sublease or with the negotiation of this Sublease. Sublandlord and Subtenant acknowledge that payment shall not be a condition precedent to recovery upon the foregoing indemnification provision.

                  18.6 EQUIPMENT ROOM USE AND ACCESS. Subject to the limitations contained in Paragraph 18.9 below, the Equipment Room designated as hatched on EXHIBIT B shall be a part of the Subleased Premises. However, Subtenant shall permit Sublandlord to use a portion of the Equipment Room as hatched on EXHIBIT D for its communication and computer needs and shall further permit Sublandlord immediate access to the Equipment Room, 24 hours per day, every day of the year provided such access does not unreasonably interfere with Subtenant's quiet enjoyment of the Subleased Premises.

                   18.7 FURNITURE. Sublandlord shall provide, for Sublandlord's use during the term, the existing work stations and furniture which are listed on the inventory attached hereto as

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

EXHIBIT C, without additional cost to Subtenant. At the end of the term, all of such existing work stations and furniture shall be returned to Sublandlord in the same condition as delivered to Subtenant subject only to reasonable wear and tear.

                  18.8 HOLDOVER. With respect to Article 16 of the Master Lease, it is understood and agreed that Subtenant's liability to Sublandlord for holding over after the term has expired shall include all of Sublandlord's liability to Landlord for the entire Premises as well as Subtenant's liability for the Subleased Premises.

                  18.9 SUBLEASED PREMISES. Subject to Sublandlord's rights concerning use of and access to the Equipment Room, the initial Subleased Premises consists of the entirety of the fifth (5th) floor. Subtenant may use the Equipment Room except the area reserved to Landlord (which is depicted on EXHIBIT D), for purposes of installing and maintaining its communications equipment. In no event shall any installations or activities by Subtenant interfere with Sublandlord's installations and equipment. In connection therewith, prior to making any installations in or to or modifications of the Equipment Room, including without limitation, equipment placements and/or installations, wiring modifications, or air conditioning supplementation, Subtenant shall submit to Sublandlord for Sublandlord's review and approval, detailed and fully engineered plans showing the proposed placement, installation and/or modifications. Sublandlord may reasonably approve or disapprove such proposal by written notice to Subtenant within ten (10) days of Sublandlord's receipt of same which notice shall detail any reasons for disapproval. No placements, installations or modifications shall be undertaken without prior receipt of Sublandlord's approval. There shall under no circumstances be any interruption of Sublandlord's operations in the Equipment Room. Upon thirty (30) days advanced notice from Sublandlord to Subtenant, Sublandlord may discontinue its use of the Equipment Room and thereafter the portion of the Equipment Room reserved for Sublandlord as depicted on EXHIBIT D, shall revert to Subtenant for its use.

                  18.10 RENT AND SECURITY DEPOSIT. The parties acknowledge that the rent and security deposit are based upon the Subleased Premises consisting of [***]* rentable square feet less the Sublandlord's portion of the Equipment Room which is agreed by the parties to be 155 rentable square feet. If Sublandlord's portion of the Equipment Room is surrendered by Sublandlord as provided in Paragraph 18.9 above, the monthly rent and the security deposit shall each be increased on the basis of [***]* per rentable square foot of the Sublandlord's portion of the Equipment Room or, in each case, [***]*.

                  18.11 SUBLANDLORD'S INDEMNITY. Sublandlord hereby agrees to protect, defend, indemnify and hold Subtenant harmless from and against any and all liabilities, claims, expenses, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Subtenant by (a) the Landlord for failure of Sublandlord to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Sublandlord is obligated to perform, or (b) any person by reason of Sublandlord's use and/or occupancy of the Premises excluding the Subleased Premises. The provisions of this Paragraph 18.11 shall

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

survive the expiration or earlier termination of the Master Lease and/or this Sublease, except to the extent any of the foregoing is caused by the negligence of Subtenant.

                  18.12 NOTICES OF DEFAULT. In the event that Sublandlord receives from Landlord or gives to Landlord a notice of default under the Master Lease, Sublandlord shall, within five (5) business days, provide Subtenant with a copy of same.

                  IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

                          "Sublandlord":

                          THE RAND CORPORATION, a California non-profit public benefit corporation

                           By:          /s/
                                        ----------------------------------------
                                Its:    Vice President, Chief Financial Officer
                                        ----------------------------------------
                           By:
                                        ----------------------------------------
                                Its:
                                        ----------------------------------------

                          "Subtenant":

                          SPECIALTY LABORATORIES, INC., a California corporation

                           By:          /s/
                                        ----------------------------------------
                                Its:    Chairman 7/18/96
                                        ----------------------------------------
                           By:
                                        ----------------------------------------
                                Its:
                                        ----------------------------------------



Landlord hereby approves of the terms of this Sublease and consents thereto.

By:
          ------------------------------------
Its:
          ------------------------------------
Date:                                , 1996
          -----------------------------------

                                    EXHIBIT A


                                THE MASTER LEASE

                                 (See Attached)

                           FIRST AMENDMENT TO SUBLEASE
                             AND CONSENT OF LANDLORD

                  This FIRST AMENDMENT to SUBLEASE (the "Amendment") is made and entered into this 9th day of March, 1998 by and between THE RAND CORPORATION, a California non-profit corporation ("Sublandlord"), and SPECIALTY LABORATORIES, INC., a California corporation ("Subtenant"), with respect to the following:


                                    RECITALS

                  A. Sublandlord, as tenant, and Water Garden Associates, a Delaware limited partnership, as landlord, have entered into a certain Office Lease dated January 20, 1993 (the "Original Lease"). The landlord's interests under the Lease (defined below) are now held by Water Garden Company L.L.C., a Delaware Limited Liability Company ("Landlord"). The Original Lease covers certain premises on the 5th and 6th floors and on the P-1 level of the parking facility (collectively, the "Premises") of the Water Garden, which is located at 1620 26th Street (the "Building"), Santa Monica, California. The Lease has been amended by that certain side letter dated January 20, 1993 (the "Side Letter"), a First Amendment to Office Lease dated February 8, 1993 (the "First Amendment"), a Second Amendment to Office Lease and Consent to Sublease Agreement dated July 26, 1996 (the "Second Amendment"), and a Third Amendment to Lease dated March 9, 1998 (the "Third Amendment"). A copy of the Third Amendment is attached hereto as Exhibit "A." The Original Lease as amended by the Side Letter, First Amendment, Second Amendment, and Third Amendment is hereinafter referred to as the "Lease."

                  B. Sublandlord and Subtenant have entered into a certain "Standard Form Sublease" dated July 9, 1996 (the "Sublease"). The Sublease covers a portion of the Premises consisting of the entire fifth (5th) floor of the Building and commonly known as Suite 500S (the "Subleased Premises"). The Second Amendment (defined in Recital A, above) modified certain terms and conditions of the Sublease and contained Landlord's consent thereto. References hereinafter to the Sublease shall be to the Sublease as modified by the Second Amendment, except that specific paragraph references shall be to the original Sublease.

                  C. Sublandlord and Subtenant desire to enter into this Amendment in order to extend the Term of the Sublease and to establish the rent and other terms and conditions for the additional term.


                                    AGREEMENT

                  IN CONSIDERATION of the foregoing recitals and the mutual promises and covenants contained herein, Sublandlord and Subtenant agree as follows:

                  1. EXTENSION OF SUBLEASE. The term of the Sublease shall be extended for one (1) additional period of five (5) years (the "Additional Term").

                  a. The Additional Term shall commence on February 1, 1999 and expire on January 31, 2004.

                  b. There shall be no option to further extend the term of the Sublease.

                  c. The provisions of Article 4 of the Master Lease have been deleted pursuant to Paragraph 7.6 below as the parties have agreed that Subtenant shall not be responsible for the payment of Additional Rent as provided in the Master Lease and Paragraphs 2, 18.1, 18.2, and 18.4 of the Sublease and Section 1.1 of the Second Amendment shall have no further application during the Additional Term.

                  d. Subtenant shall have the right ("Subtenant's Cancellation Right") to cancel the Sublease effective upon a date (the "Cancellation Date") which occurs between February 1, 2002 and July 30, 2002 (i.e., the commencement of the thirty-seventh (37th) month of the Additional Term through the last day of the forty-second (42nd) month of the Additional Term), provided that (i) Sublandlord receives written notice from Subtenant (the "Cancellation Notice") at least twenty (20) days before the fourteenth (14th) month prior to the Cancellation Date (i.e., between November 11, 2000 and May 12, 2001) that Subtenant intends to cancel and terminate the Sublease effective upon the Cancellation Date pursuant to the terms and conditions of this Section 1(d) and
(ii) as of the date of delivery of the Cancellation Notice and as of the Cancellation Date, Subtenant is not in monetary or material non-monetary default under the Sublease beyond the expiration of any applicable cure period. In the event that Subtenant elects to cancel the Sublease as set forth above in this
Section 1(d), the Sublease shall automatically terminate and be of no further force or effect and Sublandlord and Subtenant shall be relieved of their respective obligations under the sublease as of the Cancellation Date, except those obligations set forth in the Sublease which specifically survive the expiration or earlier termination of the Sublease including, without limitation, the payment by Subtenant of all amounts owed by Subtenant under the Sublease up to and including the Cancellation Date. The rights contained in this Section 1(d) shall be personal to the Subtenant named on page 1 of this Amendment (the "Original Subtenant") and may only be exercised by the Original Subtenant (and not any assignee, subsublessee or other transferee of Subtenant's interest in the Sublease).

                  e. If Sublandlord exercises Tenant's Cancellation Right on Sublandlord's own initiative (i.e., not in response to Subtenant's exercise of Subtenant's Cancellation Right) and Landlord (i) recognizes the Sublease but does not agree to be bound by all of the terms and provisions of the Sublease or
(ii) for any reason refuses to recognize the Sublease in connection with the exercise of Tenant's Cancellation Right, then the Sublease will continue in full force and effect and Sublandlord will rescind its exercise of Tenant's Cancellation Notice.

                  1.       RENT.

                  a. Annual rent for the Additional Term shall be [***]* per rentable square foot). Monthly installments of rent for the Additional Term shall be [***]* per rentable square foot).


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


                  b. In addition to all other rent and other obligations payable under the Sublease and this Amendment, during the Additional Term, Subtenant shall pay all Additional Rent required to be paid by Sublandlord pursuant to Paragraph 4.2 of the Third Amendment. The provisions of the Lease applicable to Additional Rent are attached hereto as Exhibit "B" for reference purposes only and shall not limit in any way the provisions of this subparagraph (b) or Paragraph 4.2 of the Third Amendment.

                  3. SUBLEASED PREMISES. The Subleased Premises shall remain as described in the Sublease during the Additional Term and is mutually agreed to contain [***]* rentable square feet. Notwithstanding the foregoing, during the Additional Term, Subtenant shall be entitled to use (i) the entire Equipment Room described in Recital B and Paragraphs 18.6 and 18.9 of and Exhibit "B" to the Sublease, which Equipment Room shall not be used by Sublandlord, and (ii) the "HVAC Unit" described in Section 11 of the Third Amendment, subject to all terms and conditions set forth therein. Subtenant shall indemnify and hold harmless Sublandlord from any costs, liabilities or other expenses (including without limitation attorneys' fees) incurred as a result of Subtenant's removal, relocation, installation, operation or maintenance of the HVAC Unit.

                  4. SECURITY DEPOSIT. The Security Deposit for the Additional Term shall be [***]*, of which [***]* has previously been paid by Subtenant to Sublandlord. The balance of [***]* is due and payable by Subtenant upon execution of this Amendment.


                  5. PARKING. During the Additional Term, Subtenant shall be required to pay for and be entitled to use [***]* parking passes ("Minimum Passes") applicable to the Subleased Premises. Upon written notice from Subtenant requesting additional parking passes, Sublandlord shall provide and Subtenant shall pay for up to [***]* additional parking passes out of Sublandlord's allocation of parking passes granted to Sublandlord under Section 7 of the Third Amendment ("Sublandlord's Passes"). Subtenant shall have the right upon thirty (30) days written notice to Sublandlord, from time to time, to increase or decrease the number of Sublandlord's Passes provided to Subtenant, but not to exceed Sublandlord's allocation. In addition Subtenant shall have the right, but not the obligation, to rent during the period commencing February 1, 1999 and expiring January 31, 2000 (the "Additional Pass Period"), up to [***]* additional unreserved parking passes on a monthly basis (the "Additional Passes"), which passes shall pertain to the Project parking facility. Subtenant may change the number of Additional Passes rented during the Additional Pass Period upon forty (40) days prior written notice to Sublandlord provided that in no event shall Subtenant be entitled to rent more than [***]* Additional Passes. Subtenant shall provide notice to Sublandlord no later than December 20, 1999, specifying how many Additional Passes, if any, Subtenant desires to continue to rent for the period commencing February 1, 2000, and ending at the expiration of the Additional Term and commencing February 1, 2000, Subtenant shall rent the number of Additional Passes specified in Subtenant's notice for the remainder of the Additional Term, provided that in no event shall Subtenant be entitled to rent more than [***]* Additional Passes. If Subtenant requests parking passes in excess of the Minimum Passes plus Sublandlord's Passes


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

plus any Additional Passes Subtenant is entitled to rent as set forth above, Sublandlord's sole obligation shall be to request such excess number of passes from Landlord. All parking contracts during the Additional Term shall be at Landlord's prevailing rate plus the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Subtenant or the use of the parking facility by Subtenant. Subtenant's use of all parking passes provided under this Section 5 shall be subject to all of the provisions of the Lease. In addition to the foregoing, Subtenant shall be entitled to use the [***]* additional parking passes to be provided during the Additional Term as set forth in the last sentence of Section 7 of the Third Amendment.

                  6. FURNITURE. During the Additional Term, Subtenant shall be entitled to continue using the work stations and furniture described in Paragraph 18.7 of the Sublease subject to the terms and conditions set forth therein.

                  7. NO IMPROVEMENTS. Subtenant shall remain in the Subleased Premises at the commencement of the Additional Term in its then-current, "as-is" condition and Sublandlord shall have no obligation to perform any work or install any improvements within the Subleased Premises.

                  8. LANDLORD'S RECOGNITION OF SUBTENANT. Subject to the other provisions of this Amendment, Subtenant agrees to be bound by and comply with all provisions of Section 8.2 of the Third Amendment within the time periods set forth therein, including, without limitation, delivery to Landlord of all documents necessary to demonstrate whether or not Subtenant is Financially Capable and execution of the Recognition agreement subject to all the conditions set forth in Section 8.2.1. If Landlord Recognizes Subtenant and Landlord fails to credit Subtenant with any rent or Additional Rent paid by Subtenant to Sublandlord, then Sublandlord shall on demand pay Subtenant the amount of rent and/or Additional Rent which Landlord fails to credit to Subtenant.

                  9. CONFIDENTIALITY. The parties hereto agree that the terms of this Amendment are confidential and constitute proprietary information of the parties hereto. Each of the parties hereto agrees that it and its respective partners, officers, directors, employees and attorneys shall not disclose the terms and conditions of this Amendment to any other person other than Landlord without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction; provided, however, that Sublandlord may disclose the terms hereof to any lender now or hereafter having a lien on Sublandlord's interest in the Subleased Premises or any portion thereof, and either party may disclose the terms hereof including providing copies of or filing this Amendment with its independent accountants who review its financial statements or prepare its tax returns, to its counsel, bankers, investment bankers, brokers, governmental agencies or other persons to whom disclosure is required as a matter of law or a requirement of diligent inquiry imposed by law and in any action which is brought to prevent the breach or continued breach of the Sublease or to seek damages or any other available remedy for any breach or alleged breach.


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

                  10. BROKERS. Each of Sublandlord and Subtenant represents and warrants to the other that other than Muselli Commercial Real Estate ("Broker"), which shall be paid by Sublandlord pursuant to a separate agreement, it has employed no broker, finder or real estate agent in connection with this Amendment and the transactions provided for herein, and that there is no broker, finder or real estate agent who is entitled to a fee or commission from or through such indemnifying party in connection with this Amendment or the transactions provided for herein. Each of Sublandlord and Subtenant agrees to indemnify, defend and hold the other harmless from and against all claims for a fee or commission by any broker, finder or agent other than Broker, claiming through such indemnifying party with respect to this Amendment or the transactions provided for herein. Payment shall not be a condition precedent to recovery upon the foregoing indemnification provision. The foregoing indemnification provision shall be deemed to include a covenant by each indemnifying party to defend the indemnified party against claims covered by such indemnification with legal counsel reasonably satisfactory to the indemnified party.

                  11. ADDITIONAL PAYMENT. In addition to Subtenant's payment of monthly installments of rent and Additional Rent pursuant to Section 2 of this Amendment ("Base Rent"), beginning on February 1, 1999, Subtenant shall pay to Sublandlord the amount of [***]* per month ([***]* per rentable square foot per month) to provide for Subtenant's payment to Sublandlord of certain costs incurred by Sublandlord in connection with this Amendment (the "Additional Payment"). The Additional Payment shall be payable by Subtenant to Sublandlord if, as and when Subtenant is obligated to pay monthly installments of rent under
Section 2.a. of this Amendment and shall continue to be so payable by Subtenant to Sublandlord (i.e., the Additional Payment shall be payable and delivered to The Rand Corporation and not to Landlord) and Sublandlord shall be a third party beneficiary of Subtenant's obligations under this Section 11 after the Cancellation Date if a Recognition agreement is executed between Subtenant and Landlord pursuant to Section 8.2 of the Third Amendment, or a substantially equivalent arrangement exists between Subtenant and Landlord. Landlord shall have no right, title or interest in or to the Additional Payment.

                  12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  13. DEFINED TERMS. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Sublease or otherwise in the Lease.

                  14. SUBLEASE IN EFFECT/RELATION TO MASTER LEASE. Sublandlord and Subtenant acknowledge and agree that the Sublease, as hereby modified and supplemented, remains in full force and effect in accordance with its terms. Without limiting the generality of the foregoing, the provisions of Paragraph 5 of the Sublease shall apply to the rights and obligations of Landlord and Sublandlord set forth in the Third Amendment. Sublandlord shall have no liability

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

to Subtenant in the event of a termination of the Lease caused by any reason other than a default by Sublandlord under the Lease or voluntary termination of the Lease by Sublandlord.

                  15. CONSENT OF LANDLORD. The validity of this Amendment shall be subject to the Landlord's prior written consent hereto pursuant to the terms of the Lease. In the event Landlord has not executed a written consent hereto by March 31, 1998, either party may cancel this Amendment by written notice to the other.

                  16. LANDLORD'S ELECTION TO TERMINATE. Sublandlord shall deliver notice to Subtenant of Landlord's election to terminate the Lease pursuant to Section 13 of the Third Amendment within five (5) days following Sublandlord's receipt thereof.

                  IN WITNESS WHEREOF, Sublandlord and Subtenant have executed and delivered this First Amendment to Sublease as of the day and year first above written.


SPECIALITY LABORATORIES, INC., a                  THE RAND CORPORATION, a California
California corporation                            non-profit corporation

By:      /s/                                      By:      /s/
       -------------------------------------      ----------------------------------------------
Title:   President                                Title:   Executive Vice President
       -------------------------------------      ----------------------------------------------

By:      /s/                                      By:      /s/ Vivian J. Arterbery
       -------------------------------------         -------------------------------------------
Title:   V.P. Finance                              Title:   Coporate Secretary
       -------------------------------------         -------------------------------------------
                      "Subtenant"                               "Sublandlord"

                               CONSENT OF LANDLORD

                  The undersigned is the owner of the Building and is the Landlord under the Lease described in the foregoing Amendment and hereby consents to the Amendment, subject to all conditions of the Landlord's consent set forth in the Second Amendment. In addition, Landlord agrees to the provisions of Section 11 of the Amendment. Landlord hereby certifies that to the best of Landlord's knowledge, no Tenant default currently exists under the Lease.

                         WATER GARDEN COMPANY, L.L.C., a Delaware limited liability company

                         By:       /s/ GEORGE L. OCHS
                                   --------------------------------
                         Its:     George L. Ochs
                                  ---------------------------------
                                   Vice President
                         By:
                                   --------------------------------
                         Its:
                                  ---------------------------------

                            THIRD AMENDMENT TO LEASE

                  THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into as of March 9, 1998, by and between WATER GARDEN COMPANY L.L.C., a Delaware Limited Liability Company ("Landlord"), and THE RAND CORPORATION, a California non-profit public benefit corporation ("Tenant").


                                    RECITALS:

                  A. Landlord's predecessor-in-interest, Water Garden Associates, a Delaware limited partnership, and Tenant, entered into that certain Office Lease dated January 20, 1993 (the "Office Lease"), as amended by that certain side letter dated January 20, 1993 (the "Side Letter"), that certain First Amendment to Office Lease dated February 8, 1993 (the "First Amendment") and that certain Second Amendment to Office Lease and Consent to Sublease Agreement (the "Second Agreement") (the Office Lease, Side Letter, First Amendment and Second Amendment are hereafter collectively referred to as the "Lease"), pertaining to the lease of (i) approximately [***]* rentable square feet of space commonly known as Suite 500 ("Suite 500") and located on the fifth (5th) floor of the South tower of the building located at 1620 26th Street, Santa Monica, California (the "Building"), (ii) approximately [***]* rentable square feet of space commonly known as Suite 600 ("Suite 600") and located on the sixth (6th) floor of the South tower of the Building, and (iii) approximately [***]* rentable square feet of space located on the P-1 level of the Project parking facility, as shown on Exhibit "E" to the Office Lease (the "Print Facility") (the space described in items (i) and (ii), above, shall hereafter be collectively referred to as the "Premises").

                  B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth in this Third Amendment.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AMENDMENT

                  1. TERMS. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this Third Amendment.

                  2. SUBTRACTION FROM ORIGINALLY LEASED PREMISES. The Premises presently consists of approximately [***]* rentable square feet and shall continue to consist of approximately [***]* rentable square feet until Tenant vacates and surrenders Suite 600. Effective as of May 1, 1998 (the "Give Back Date"), and subject to the last sentence of this


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

Section 2, Landlord and Tenant hereby agree that each of them shall be fully and unconditionally released and discharged from their respective obligations arising under the Lease, as amended hereby, after the Give Back Date with respect to Suite 600, provided that Tenant shall remain liable with respect to the period of its tenancy of Suite 600 for the performance of all of its obligations under the Lease, as amended hereby. Landlord and Tenant agree that, as of the Give Back Date, subject to Section 4 of the First Amendment, the Premises shall instead consist of Suite 500 only. As of the Give Back Date, subject to Section 4 of the First Amendment, all references in the Lease, as amended hereby, and this Third Amendment to the "Premises" shall be deemed to refer to Suite 500, and page 2 of Exhibit A attached to the Office Lease, as amended, shall be deleted. Tenant hereby agrees to vacate Suite 600 and surrender and deliver exclusive possession thereof to Landlord on or before the Give Back Date, in accordance with the provisions of the Lease, as amended hereby, and in the event that Tenant fails to timely vacate and surrender Suite 600, then notwithstanding any contrary provision of this Section 2, Tenant shall be deemed to be holding over in Suite 600 and the terms of Article 16 of the Office Lease, as amended, shall apply to such holder.

                  3. NEW LEASE TERM. Notwithstanding anything to the contrary in the Lease, the Lease Term (i) with respect to Suite 500 shall end on January 31, 2004, and (ii) with respect to the Print Facility shall end on May 30, 2004, unless sooner terminated as provided in the Lease, as hereby amended. The period commencing on February 1, 1999 (the "Extended Term Commencement Date") and ending on May 30, 2004 shall hereafter be referred to as the "Extended Term".

                  4.    RENT.

                  4.1   BASE RENT.

                  4.1.1 SUITE 500. Notwithstanding any contrary provision of
Section 6 of the Summary, commencing on February 1, 1999 and continuing through January 31, 2004 (the "Suite 500 Term"), the monthly installments of Base Rent for Suite 500 shall be [***]* (i.e., [***]* per rentable square foot of Suite 500 per month times [***]* rentable square feet).

                  4.1.2 PRINT FACILITY. Notwithstanding any contrary provisions of Section 21.3 of the Office Lease, commencing on February 1, 1999 and continuing throughout the remainder of the Extended Term, the monthly installments of Base Rent for the Print Facility shall be equal to [***]* per rentable square foot of the Print Facility times [***]* rentable square feet). Notwithstanding the foregoing, beginning our the Extended Commencement Date, Tenant shall not be required to pay an amount equal to [***]* of Base Rent for the Print Facility which is attributable to the Base Rent for the Print Facility for the first four (4) months of the Extended Term.

                  4.2 ADDITIONAL RENT. Except as specifically set forth in this Section 4.2, Tenant's payment of Tenant's Share of the annual Project Expenses shall be governed by the terms of Article 4 of the Office Lease. Notwithstanding anything to the contrary set forth in the Lease, and effective as of the applicable date set forth below, for purposes of calculating the

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

amount of Tenant's Share of the annual Project Expenses which Tenant shall pay thereafter in connection with Suite 500, the following shall apply:

                   4.2.1 Effective as of the Give-Back Date, Tenant's Share shall equal [***]*; and

                   4.2.2 Effective as of February 1, 1999, the "Base Year" shall be calendar year 1999.

                   5. CONDITION OF THE PREMISES. Tenant hereby acknowledges that (i) Tenant is currently occupying the Premises and the Print Facility pursuant to the terms of the Lease, and therefore Tenant shall, during the applicable portion of the Extended Term, continue to accept the Premises and the Print Facility in their presently existing, "as is" condition, (ii) Landlord shall have no obligation to provide or pay for any improvements to the Premises or the Print Facility, and (iii) neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises or the Print Facility or the suitability of the Premises or the Print Facility for the conduct of Tenant's business.

                   6. BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Third Amendment other than Tooley & Company and Julian J. Studley, Inc. (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Third Amendment. Each Party hereby agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through or under the indemnifying party. The terms of this Section 6 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.

                   7. PARKING. Effective as of February 1, 1999, Article 28 of the Office Lease shall be deleted and shall be of no further force and effect. Tenant shall rent from Landlord, commencing on the Extended Term Commencement Date, [***]* unreserved parking passes on a monthly basis throughout the Extended Term (the "Must Rent Passes"), which parking passes shall pertain to the Project parking facility; provided, however, that commencing on February 1, 2004, Tenant may change the number of Must Rent Passes rented pursuant to this Section 7 upon at least thirty (30) days prior written notice to Landlord, provided that in no event shall Tenant be entitled to rent more than [***]* Must Rent Passes. In addition, Tenant shall have the right, but not the obligation, to rent during the period commencing February 1, 1999 and expiring January 31, 2000 (the "Additional Pass
Period"), up to [***]* additional unreserved parking passes on a monthly basis (the "Additional Passes"), which passes shall pertain to the Project parking facility. Tenant may change the number of Additional Passes rented during the Additional Pass Period upon thirty (30) days prior written notice to Landlord, provided that in no event shall Tenant be entitled to rent more than [***]* Additional Passes. Tenant shall provide notice to Landlord no later than January 1, 2000, specifying how many Additional Passes, if any,

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

Tenant desires to continue to rent for the period commencing February 1, 2000 and ending at the expiration of the Extended Term, and commencing February 1, 2000, Tenant shall rent the number of Additional Passes specified in Tenant's notice for the remainder of the Extended Term, provided that in no event shall Tenant be entitled to rent more than [***]* Additional Passes. Further, subject to availability, Tenant may rent, on a month-to-month basis, additional parking passes for unreserved parking spaces in the Project parking facility directly from the Project parking facility operator. Tenant shall pay to Landlord for automobile parking passes on a monthly basis the prevailing rate charged from time to time at the location of such parking passes; provided, however, that in no event shall the parking rates in any Lease Year (exclusive of any taxes imposed by any governmental authority) exceed the parking rates charged in the Comparable Buildings for comparably located parking passes. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant shall abide by all rules and regulations which are prescribed from time to tune for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord and Tenant shall use its good faith efforts to cause its employees and visitors to comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under the Lease, as amended by this Third Amendment, from time to time, temporarily close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord shall use commercially reasonable efforts to minimize such restricted access and shall use commercially reasonable efforts to provide to Tenant alternative parking during such temporary period which shall be adjacent to the Project and shall provide reasonably adequate security and, when appropriate, shuttle services, to and from such alternate parking area to minimize any inconvenience to Tenant resulting from such temporary closure. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this
Section 7 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval; provided, however, that during the period that Specialty Laboratories, Inc., a California corporation ("Specialty Laboratories") subleases Suite 500 pursuant to the Sublease (as that term is defined in the Second Amendment), Landlord hereby approves the use of such parking passes by Specialty Laboratories. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking. Effective as of February 1, 1999, Landlord shall provide Tenant with [***]* parking cards, at no charge or cost to Tenant (excepting the cost, if any, of the parking cards themselves), valid from 6:45 p.m. to 1:15 a.m. which will entitle Tenant's employees (or Specialty Laboratories' employees, as the case may be) to park during such hours.

                  8. TENANT'S CANCELLATION RIGHT; RECOGNITION OF SPECIALTY LABORATORIES AS TENANT.


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

                  8.1 TENANT'S CANCELLATION RIGHT. Tenant shall have the right ("Tenant's Cancellation Right") to cancel the Lease, as amended by this Third Amendment, with respect to Suite 500 only, effective upon a date (the "Cancellation Date") which occurs between February 1, 2002 and July 30, 2002 (i.e., the commencement of the thirty-seventh (37th) month of the Extended Term through the last day of the forty-second (42nd) month of the Extended
Term), provided that (i) Landlord receives written notice from Tenant (the "Cancellation Notice") at least fourteen (14) months prior to the Cancellation Date that Tenant intends to cancel and terminate the Lease, as amended by this Third Amendment, effective upon the Cancellation Date, pursuant to the terms and conditions of this Section 8.1, (ii) as of the date of delivery of the Cancellation Notice and as of the Cancellation Date, Tenant is not in monetary or material non-monetary default under the Lease, as amended by this Third Amendment, beyond the expiration of any applicable cure period, and (iii) on or before the date which is six (6) months prior to the applicable Cancellation Date, Landlord receives from Tenant a check in the amount of the applicable "Termination Fee," as that term is defined below, as consideration for such early termination right. In the event that Tenant elects to cancel the Lease, as amended by this Third Amendment, as set forth above in this Section 8.1, the Lease, as amended by this Third Amendment, with respect to Suite 500, shall automatically terminate and be of no further force or effect and Landlord and Tenant shall be relieved of their respective obligations under the Lease, as amended by this Third Amendment, as of the Cancellation Date, except those obligations set forth in the Lease, as amended by this Third Amendment, which specifically survive the expiration or earlier termination of the Lease, as amended by this Third Amendment, including, without limitation, the payment by Tenant of all amounts owed by Tenant under the Lease, as amended by this Third Amendment, up to and including the Cancellation Date. The rights contained in this Section 8.1 shall be personal to the Tenant named on page 1 of this Third Amendment (the "Original Tenant") and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of Tenant's interest in the Lease, as amended by this Third Amendment). For purposes of this Section 8, the "Termination Fee" shall be (a) [***]* if the Cancellation Date occurs during the thirty-seventh (37th) month of the Extended Term, (b) [***]* if the Cancellation Date occurs during the thirty-eighth (38th) month of the Extended Term, (c) [***]* if the Cancellation Date occurs during the thirty-ninth (39th) month of the Extended Term, (d) [***]* if the Cancellation Date occurs during the fortieth (40th) month of the Extended Term, (e) [***]* if the Cancellation Date occurs during the forty-first
(41st) month of the Extended Term, and (f) [***]* if the Cancellation Date occurs during the forty-second (42nd) month of the Extended Term. Notwithstanding anything to the contrary set forth in this Section 8.1, Tenant shall not be required to deliver the Cancellation Fee to Landlord if Tenant requests, and Landlord approves, the "Recognition," as that term is defined in Section 8.2.1, below, in accordance with the terms of Section 8.2, below.

                   8.2 Landlord's Recognition of Specialty Laboratories as Tenant Upon Lease Termination.

                   8.2.1 GENERAL TERMS. Tenant may request, as part of its Cancellation Notice, that Landlord, upon the Cancellation Date, recognize the Sublease as a direct lease between Landlord and Specialty Laboratories (the "Recognition"), provided that Landlord shall only so

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

recognize the Sublease under the following conditions (which conditions must be reflected in a written agreement executed by Landlord and Specialty Laboratories): (i) Landlord shall not be bound by any terms or conditions of the Sublease which are inconsistent with the terms and conditions of the Lease, as amended by this Third Amendment; provided, however, the economic terms of such Sublease may be more favorable to Landlord than those set forth in the Lease, as amended by this Third Amendment, (ii) Landlord shall not be liable for any act or omission of Tenant, (iii) Landlord shall not be subject to any offsets or defenses which Specialty Laboratories might have as to Tenant or to any claims for damages against Tenant, (iv) Landlord shall not be required or obligated to credit Specialty Laboratories with any rent or additional rent paid by Specialty Laboratories to Tenant, (v) Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Sublease accruing after the Cancellation Date, (vi) Specialty Laboratories shall agree, upon termination of the Lease, as amended by this Third Amendment, to make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and Specialty Laboratories, so as to establish direct privity of contract between Landlord and Specialty Laboratories with the same force and effect as though the Sublease was originally made directly between Landlord and Specialty Laboratories, (vii) Specialty Laboratories must be, as of the "Final Notice Date," as that term is defined in Section 8.2.3, below, financially capable ("Financially Capable") of performing the obligations of the Tenant with respect to Suite 500 for the remaining portion of the Suite 500 Term, and (viii) Landlord shall not be required to pay any brokerage commissions in connection with the Recognition.

                  8.2.2 FINANCIALLY CAPABLE. For purposes of this Section 8.2, "Financially Capable" shall mean that as of the Cancellation Date, Specialty Laboratories has, as determined by a financial statement audited by a certified public accountant, (a) a current ratio (I.E., current assets to current liabilities) of at least 1.5:1, (b) a net worth of at least Fifteen Million Dollars ($15,000,000.00), (c) net annual income of at least Six Million Dollars ($6,000,000.00), and (d) accounts receivable as a percentage of net revenue ("Accounts Receivable Percentage") which is not substantially greater than the Accounts Receivable Percentage on the date of this Third Amendment. Tenant shall, concurrently with Tenant's delivery of the Cancellation Notice to Landlord and/or, within ten (10) business days of Landlord's written request, given at any time prior to the Cancellation Date, deliver documentation demonstrating whether or not Specialty Laboratories is Financially Capable. Landlord shall have a reasonable approval right as to whether Specialty Laboratories is Financially Capable of performing the obligations of the Tenant with respect to Suite 500 for the remaining portion of the Suite 500 Term.

                  8.2.3 LANDLORD'S RESPONSE. Landlord shall, pursuant to notice received by Tenant ("Landlord's Recognition Notice"), within thirty (30) clays of Landlord's receipt of the Cancellation Notice and the documentation described in Section 8.2.2, above, either (i) approve the Recognition and notify Tenant, at that time, whether (a) the Suite 500 Term will terminate, in Landlord's sole discretion, following the fifty-third (53rd) month or the sixtieth (60th) month of the Suite 500 Term, and/or (b) there are inconsistent terms and/or conditions of the Sublease by which Landlord refuses to bound in accordance with item (i) of Section 8.2.1, above, or (ii) disapprove the Recognition, in which event Landlord's Recognition Notice shall set forth in detail the grounds for such disapproval; provided, however, that if Landlord (A) approves the Recognition pursuant to item (i), above, but notifies Tenant that there are inconsistent terms and/or conditions of the Sublease by which Landlord refuses to bound in accordance with item (i) of Section 8.2.1, above, or (B) disapproves the Recognition pursuant to item (ii) above, Tenant may, by delivering written notice to Landlord within ten (10) business days of receipt of Landlord's Recognition Notice, rescind its exercise of Tenant's Cancellation Right, in which event the Lease, as amended, will continue in full force and effect. Notwithstanding anything to the contrary set forth in this Section 8.2, Landlord reserves the right to notify Tenant in writing, at least six (6) months prior to the applicable Cancellation Date (the "Final Notice Date"), that Landlord will be disapproving of the Recognition in accordance with item (vii) of Section 8.2.1, above. Tenant, may, by delivering written notice to Landlord within ten
(10) business days of receipt of the notice described in the previous sentence, either (a) rescind its exercise of Tenant's Cancellation Right, in which event the Lease, as amended, will continue in full force and effect, or (b) deliver the applicable Cancellation Payment to Landlord.

                  9. NOTICES TO LANDLORD. Notwithstanding any contrary provision of Section 29.18 of the Office Lease, Landlord's address for delivery of Notices is hereby changed to:

                  J.P. Morgan Investment Management, Inc.
                  522 Fifth Avenue
                  12th Floor
                  New York, New York 10036
                  Attention: Mr. George L. Ochs, Vice President

                  and

                  Tooley & Company
                  1620 26th Street
                  Suite 1015N
                  Santa Monica, California 90404
                  Attention: Building Manager

                  With a copy to:

                  Allen, Matkins, Leck, Gamble & Mallory
                  1999 Avenue of the Stars
                  Suite 1800
                  Los Angeles, California 90067
                  Attention: Anton N. Natsis, Esq.

                   10. LANDLORD'S OPTION AS TO SUBJECT SPACE. Notwithstanding anything to the contrary contained in Article 14 of the Office Lease, in the event Tenant contemplates a Transfer of all or a portion of Suite 500 to a person or entity other than Specialty Laboratories, Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of Suite 500 which Tenant intends to Transfer (the "Contemplated Transfer Space"), the contemplated date of commencement of the Contemplated Transfer (the "Contemplated Effective Date"), and the contemplated length of the term of such contemplated

Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 10 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. In the event such option is exercised by Landlord, the Lease, as amended by this Third Amendment shall be canceled and terminated with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated Transfer as set forth in the Intention to Transfer Notice. In the event of a recapture by Landlord, if the Lease, as amended by this Third Amendment shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and the Lease, as amended by this Third Amendment as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to timely elect to recapture such Contemplated Transfer Space under this Section 10, then, subject to the other terms of
Article 14 of the Office Lease, for a period of nine (9) months (the "Nine Month Period") commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Nine Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such Transfer shall be subject to the remaining terms of Article 14 of the Office Lease. If such a Transfer is not so consummated within the Nine Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Section 10.

                  11. HVAC UNIT. At any time during the Lease Term, Tenant may, at Tenant's sole cost and expense, (i) relocate the approximately forty (40) ton HVAC Unit (the "HVAC Unit") from the roof of the Adjacent Building, and (ii) install, in accordance with plans reasonably approved by Landlord, the HVAC Unit upon the roof of the Building in a location reasonably approved by Landlord, without the payment of Base Rent or Operating Expenses or any charge for the same; provided, however, that (1) the HVAC Unit shall be separately metered, at Tenant's sole cost and expense, for electricity and chilled water consumption, and Tenant shall pay to Landlord, within thirty (30) days of receipt of written notice, the cost of the electrical and chilled water usage of such units at the rates charged by the utility company furnishing the same, including the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, as such costs are reasonably determined by Landlord, and (2) Tenant shall, in connection with Tenant's use of the HVAC Unit, pay to Landlord, on an annual basis, within thirty (30) days after written notice from Landlord, (a) the cost incurred by Landlord in connection with the maintenance contract for the HVAC Unit, and (b) the cost of depreciation of the HVAC Unit, as reasonably determined by Landlord. Neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the HVAC Unit or the suitability of the HVAC Unit for use in connection with the conduct of Tenant's business. Tenant shall not lease or otherwise make available such HVAC Unit to any third party (except Specialty Laboratories or an affiliate of Tenant, as that term is defined in Section 14.5 of the Office Lease). Tenant shall make any repairs and restorations to the roof of the Adjacent Building and/or the Building that may be required, in Landlord's reasonable judgment, as a consequence of such removal and installation of the HVAC Unit. Landlord shall have no responsibility, obligation or liability of any nature whatsoever with respect to the HVAC Unit; and Tenant shall protect, defend, and indemnify Landlord against and save Landlord harmless from any and all loss, costs, liability, damage or expense (including, without limitation, reasonable attorney's fees and costs) incurred in connection with or in any way arising from (i) the relocation of the HVAC Unit from the Adjacent Building to the Building, and/or (ii) the presence of the HVAC Unit on the roof of the Building or the installation, use, operation, maintenance, repair, replacement or removal thereof by Tenant.

                  12. MONUMENT SIGNAGE. Pursuant to the terms of Section 23.4 of the Office Lease, effective May 1, 1998, Landlord shall have the right to remove, at Tenant's expense, Tenant's signage on the Monument.

                  13. LANDLORD'S TERMINATION OPTION. Notwithstanding anything to the contrary contained in the Lease, as amended, and provided that Specialty Laboratories has not become the tenant of Suite 500 pursuant to the terms of
Section 8.2, above, effective as of the commencement of the forty-first (41st) month of the Extended Term and continuing throughout the remainder of the Extended Term, Landlord shall have the option in its sole and absolute discretion to deliver written notice (the "Termination Notice") to Tenant electing to terminate and cancel the Lease, as amended, with respect to Suite 500, effective as of the date (the "Termination Date") set forth in the Termination Notice (which date shall not be earlier than the last day of the fifty-third (53rd) month of the Extended Term), provided that Landlord delivers the Termination Notice to Tenant on or before the date which is at least twelve
(12) months prior to the Termination Date. In the event that Landlord elects to terminate the Lease, as amended, pursuant to the terms of this Section 13, the Lease, as amended, with respect to Suite 500, shall expire at midnight on the Termination Date, and upon such date, Tenant shall vacate and surrender possession of Suite 500 to Landlord, and Landlord and Tenant shall thereafter be relieved of their respective obligations under the Lease, as amended, with respect to Suite 500, except those obligations which specifically survive the termination of the Lease, as amended, including, without limitation, the payment by Tenant of all amounts owed by Tenant under the Lease, as amended, with respect to Suite 500, up to and including the Termination Date.

                  14. DELETIONS. Effective as of February 1, 1999, Sections 1.4,
2.2 and 4.4.4 of the Office Lease are hereby deleted and shall be of no further force or effect.

                  15. NO OTHER MODIFICATIONS. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this Third Amendment.

                  16. BINDING EFFECT. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.

                  IN WITNESS WHEREOF, the parties have entered into this Third Amendment as of the date first set forth above.

                              "LANDLORD":


                               WATER GARDEN COMPANY L.L.C., a Delaware
                               Limited Liability Company

                                By:        /s/ GEORGE L. OCHS
                                           ---------------------------------
                                           George L. Ochs
                                  Its:     Vice President

                              "TENANT"


                               THE RAND CORPORATION, a California non-profit public benefit corporation

                               By:       /s/
                                         -----------------------------------
                                  Its:      Executive Vice President
                                         -----------------------------------

                               By:       /s/ VIVIAN J. ARTERBERY
                                         -----------------------------------
                                  Its:      Corporate Secretary
                                         -----------------------------------

                                   EXHIBIT "B"


                           ADDITIONAL RENT PROVISIONS

                  1.1.2 THE BUILDING AND THE PROJECT. The Premises are a part of the building set forth in Section 4.1 of the Summary (the "Building") located in Santa Monica, California, which contains approximately [***]* rentable square feet of. space. The Building is part of an office project known as "The Water Garden" which contains another office building located at 2425 West Olympic Boulevard, Santa Monica, California 90404 (the "Adjacent Building"). The term "Project," as used in this Lease, shall mean (i) the Building, the Adjacent Building, and the "Common Areas", as that term is defined in Section 1.1.3 below, (ii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the Building, the Adjacent Building, and the Common Areas are located, and (iii) at Landlord's discretion, any additional real property, areas, buildings or other improvements added thereto pursuant to the terms of Section 1.1.4 of this Lease.

                   1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project, whether or not those areas are open to the general public (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, such as balconies abutting tenants' premises, are collectively referred to herein as the "Common Areas"). The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "Project Common Areas," as used in this Lease, shall mean the portion of the Project reasonably designated as such by Landlord, and may include, without limitation, any parking facilities, fixtures, systems, signs, facilities, lakes, gardens, parks or other landscaping used in connection with the Project, and may include any city sidewalks adjacent to the Project, pedestrian walkway system, whether above or below grade, park or other facilities open to the general public and roadways, sidewalks, walkways, parkways, driveways and landscape areas appurtenant to the Project. The term "Building Common Areas," as used in this Lease, shall mean the portions of the Common Areas located within the Building and may include, without limitation, the common entrances, lobbies, atrium areas, restrooms, elevators, stairways and accessways, loading docks, ramps, drives, platforms, passageways, serviceways, common pipes, conduits, wires, equipment, loading and unloading areas, and trash areas servicing the Building, designated as such by Landlord. The Common Areas are to be maintained and operated in a first class manner, and shall be subject to Landlord's obligations set forth in this Lease. The use of the Common Areas shall be subject to such rules, regulations and restrictions as Landlord may make from time to time, as long as such rules, regulations and restrictions do not unreasonably interfere with the rights granted to Tenant in this Lease and the permitted use granted under Section 5.1 of this Lease. Except when and where Tenant's right of access is specifically excluded above and elsewhere in this Lease, Tenant shall have the right of access to the

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

Premises, the Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1 of this Lease.

                  1.1.4 LANDLORD'S USE AND OPERATION OF THE BUILDING PROJECT AND COMMON AREAS. Landlord reserves the right from time to time without notice to Tenant (i) to close temporarily any of the Common Areas; (ii) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, passages, stairways and other ingress and egress, direction of traffic, landscaped areas, loading and unloading areas, and walk-ways; provided, however, that notwithstanding the foregoing, Landlord shall not remove the water in the "Phase I" portion of the Project unless required by applicable laws, rules, ordinances or regulations; (iii) to expand the Building or the Adjacent Building; (iv) to designate land outside the Project to be part of the Project, and in connection with the improvement of such land to add additional buildings and common areas to the Project; provided that, notwithstanding anything to the contrary contained in this Lease, the Project shall not be expended to include more than the land located in Santa Monica, California, which has Olympic Boulevard as its Southern boundary, Cloverfield Boulevard as its Western boundary, Colorado Avenue as its Northern boundary, and 26th street as its Eastern boundary (the "Map Area"); (v) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or to any adjacent land, or any portion thereof; and (vi) to do and perform such other acts and make such other changes in, to or with respect to the Project, Common Areas and Building or the expansion thereof as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Notwithstanding anything to the contrary set forth in this Section 1.1.4 above, Landlord shall not take any of the foregoing actions without the prior consent of Tenant if any such action is likely to have a material adverse effect on Tenant's use of or access to the Premises; provided, however, Landlord may take the foregoing actions without the prior consent of Tenant in the event of an emergency, repairs or compliance with laws. In the event that any action taken by Landlord pursuant to this Section
1.1.4 is likely to materially adversely affect Tenant's use of or access to the Premises, Landlord shall provide Tenant with two (2) business days' prior notice of any such action by Landlord except in the event of emergency, repairs or compliance with law, in which case Landlord shall give no notice or such notice as is appropriate under the circumstances. In the event any action taken by Landlord pursuant to this Section 1.1.4 materially, adversely affects Tenant's use of or access to the Premises, the terms of Section 19.7.2 of this Lease shall apply as applicable. Tenant shall approve or disapprove of such action as set forth in the notice within two (2) business days of its receipt of the same, which approval shall not be unreasonably withheld. Tenant's failure to approve or disapprove of such notice within the two (2) business day period described above shall be deemed Tenant's approval of such notice. If Landlord shall undertake any new construction of additional buildings within the Map Area, then Landlord at its sole cost and expense, which shall not be included in "Operating Expenses," as that term is defined in Section 4.2.3, below, shall take all commercially reasonable efforts to minimize any inconvenience, noise, dirt, dust, etc., emanating from such construction.

                   1.2 RENTABLE SQUARE FEET AND USABLE SQUARE FEET. For purposes of this Lease, "rentable square feet" and "usable square feet" shall be calculated pursuant to Standard Method for Measuring Floor Area in Office Buildings, ANSI 265.1 - 1980 ("BOMA"), provided that the rentable square footage of the Building and the other buildings in the Project shall include all of

(and the rentable square footage of the Premises therefore shall include a portion of) (i) the Building Common Areas and (ii) the occupied space of the portion of the Project dedicated to the service of the Project, provided that notwithstanding anything to the contrary set forth in this Section 1.2, the rentable square footage of the Premises as measured pursuant to this Section 1.2, above shall be equal to the product of (A) the usable square footage of the Premises measured strictly pursuant to BOMA and (B) 1.180. Landlord and Tenant hereby agree that the number of rentable square feet and usable square feet contained in the Premises initially leased by Tenant pursuant to this Lease are subject to verification prior to the "Lease Commencement Date," as that term is defined in Section 2.1, below, by Landlord's planner/designer and such verification shall be made in accordance with the provisions of this Article 1. Tenant's architect may consult with Landlord's planner/designer regarding such verification as it pertains to the Premises. In the event that Landlord and Tenant disagree as to a precise measurement pursuant to this Section 1.2, such measurement may be resolved by appropriate submittal of the same to court proceedings within one (1) year of the subject measurement. In the event that Landlord's planner/designer determines that the amount of the rentable square feet or usable square feet is different from the amount set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation the amount of the "Rent," as that term is defined in Article 4 of this Lease) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

                                    ARTICLE 4

                                 ADDITIONAL RENT

                  4.1 GENERAL TERMS. As set forth in this Article 4, in addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Project Expenses," as those terms are defined in Sections 4.2.7 and 4.2.4 of this Lease, respectively, allocated to the tenants of the Building pursuant to the terms of Section 4.3 below, to the extent such Project Expenses allocated to the tenants of the Building are in excess or such Project Expenses applicable to the "Base Year," as that term is defined in
Section 4.2.1 of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "Additional Rent," and the Base Rent and the Additional Rent are sometimes herein collectively referred to as "Rent." Except as otherwise expressly provided in this Lease to the contrary, if Base Rent is abated or free Base Rent is granted by Landlord during the Lease Term, no such abatement or granting of free Base Rent shall alter or modify Tenant's obligation to pay Additional Rent pursuant to this Article 4. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term. the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term, to the extent same is attributable to the time period prior to the expiration of the Lease Term. If Tenant disputes that an amount is due and owing by it pursuant to this Lease, Tenant shall have the right, without waiving any rights held by it at law or in equity, to pay any such amount under protest and thereafter to seek recovery of all or any part thereof from Landlord.

                  4.2 DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

                  4.2.1 "Base Year" shall mean the period set forth in Section
7.1 of the Summary.

                  4.2.2 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon prior notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Project Expenses shall be equitably adjusted for any Expense Year involved in any such change.

                  4.2.3 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature incurred in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, complying with conservation measures in connection with, and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and elevator systems, and the cost of supplies and equipment, maintenance, and service contracts incurred in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the personnel costs and expenses incurred in connection with the implementation and operation of governmentally mandated transportation system management program or a municipal or public shuttle service or parking program; (iii) the cost of all insurance carried in connection with the Project, or any portion thereof to the extent such insurance is not in excess of that carried by the landlords of Comparable Buildings; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors and consultants; (vii) payments under any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any on-site office space provided thereunder to the extent such office space is not larger than that provided or used by other landlords of Comparable Buildings in connection with the management of such buildings); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance, management, or security of the Project, or any portion thereof, including employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied an such wages, salaries, compensation and benefits; provided, that if any employees of the Project provide services for other projects then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Project, or any portion thereof, and provided further that no portion of any employee's wages, benefits, or taxes allocable to time spent on the development or marketing of the Project or the leasing of space in the Project or elsewhere shall be included in Operating Expenses;
(ix) payments, fees or charges under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Project, or any portion thereof; (x) the cost of operation, repair and maintenance of all "Systems and Equipment," as that term is defined in Section 4.2.5 of this Lease, and components thereof; (xi) the cost of janitorial services, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, and repair to roofs; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of any capital improvements made to the Project which are intended as labor-saving device or to effect other economies in the operation or maintenance of the Project, or any portion thereof, to the extent of cost savings reasonably anticipated by Landlord, or made to the Project, or any portion thereof, after the Lease Commencement Date that are required under any governmental law or regulation that was not enacted prior to the date this Lease was fully executed and delivered or that was not applicable to the Project on the date this Lease was fully executed and delivered; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost) over its useful life as reasonably determined; and
(xiv) costs, fees, charges or assessments imposed by any federal, state or local government for fire and police protection, trash removal, community services or other services which do not constitute "Tax Expenses," as that term is defined in Section 4.2.6. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not fully occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to Operating Expenses for such year employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Project been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Landlord (x) shall not collect or be entitled to collect from Tenant an amount in excess of Tenant's Share of one hundred percent (100%) of the Operating Expenses; and (y) shall reduce the amount of the Operating Expenses by any refund or discount received by Landlord in connection with any expenses previously included in Operating Expenses. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, except as otherwise set forth in this Section 4.2, include:

                  (A) bad debt expenses and interest, principal, points and fees on debts (except in connection with the financing of items which may be included in Operating Expenses) or amortization on any ground lease, mortgage or mortgages or any other debt instrument encumbering the Building or the Project (including the land on which the Building is situated);

                  (B) marketing costs. including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, decal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building, including attorneys' fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Building;

                  (C) real estate brokers' leasing commissions;

                  (D) costs, including permit, license and inspection costs, incurred with respect to the installation of other tenants' or occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Building;

                  (E) the cost of providing any service directly to and paid directly by any tenant;

                  (F) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

                  (G) costs of any items (including, but not limited to, costs incurred by Landlord for the repair of damage to the Building) to the extent Landlord receives reimbursement from insurance proceeds (such proceeds to be deducted from Operating Expenses in the year in which received) or from a third party (such proceeds to be credited to Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses);

                  (H) costs of capital improvements, except those set forth in
Section 4.2.3 (xiii) above;

                  (I) rentals and other related expenses for leasing a HVAC system, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Building) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses pursuant to this Lease;

                  (J) depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Lease and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

                  (K) costs incurred by Landlord for alterations (including structural additions), repairs, equipment and tools which are of a capital nature and/or which are considered capital improvements or replacements under generally accepted accounting principles, consistently applied, except as specifically included in Operating Expenses pursuant to the terms of this Lease;

                  (L) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building or Adjacent Building, without charge;

                  (M) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building;

                  (N) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis;

                  (O) Landlord's general corporate overhead and general and administrative expenses;

                  (P) advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or other tenants' signs;

                  (Q) electric power costs or other utility costs for which any tenant directly contracts with the local public service company (but Landlord shall have the right to "gross up" as if the floor was vacant);

                  (R) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

                  (S) costs arising from Landlord's charitable or political contributions;

                  (T) costs arising from earthquake insurance, except to the extent that Landlord is required to maintain such insurance by law or by its first mortgage lender and except to the extent carried by landlords of Comparable Buildings;

                  (U) costs arising from latent defects in the Base, Shell and Core of the Building or improvements installed by Landlord, excluding the Tenant Improvements;

                  (V) costs of installing, maintaining and operating any specialty service operated by Landlord including without limitation, any luncheon club or athletic facility, or the repair thereof;

                  (W) the amounts of the management fee paid or charged by Landlord in connection with the management of the Building and the Common Areas to the extent such management fee is in excess of management fees customarily paid or charged by landlords of other first-class office buildings in the West Los Angeles, California area;

                  (X) costs necessitated by or resulting from the negligence of Landlord, or any of its agents, employees or independent contractors including, but not limited to, tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

                  (Y) the amounts of the parking management fee paid by Landlord in connection with the management of the Project parking facility to the extent such parking management fee is in excess of parking management fees customarily paid by landlords of Comparable Buildings; and

                  (Z) expenses incurred in connection with the construction of all new buildings within the Map Area.

Notwithstanding anything to the contrary set forth in this Section 4.2.3, for each Lease Year during the initial Lease Term following the Base Year (but not applicable to any renewal terms), Tenant's obligation to pay "Controllable Costs" (as hereinafter defined) shall not increase by an amount greater than ten percent (10%) per Lease Year, on a cumulative, compounded basis, of the total of all of the Controllable Costs paid by Tenant. For purposes of this Section 4.2.3, "Controllable Costs" shall include only the following Operating Expenses:

                  (i) Rent (at no greater than fair market rates) on the management office of the Building (the aggregate size of which management office shall be limited to no more than 2,000 rentable square feet per each building in the Project, including the Building, which is serviced by such management office; provided, however, if the management office servicing the Building also services any other buildings in the Project in addition to the Building, only the Building's proportionate share of management office rent shall be deemed to be an Operating Expense);

                  (ii) Salaries of Building and Project management personnel, including but not limited to the Building manager, assistant manager, Building on-site engineers and secretaries; and

                  (iii)  Accounting costs.

                   4.2.4 "Project Expenses" shall mean the sum of "Operating Expenses" and "Tax Expenses."

                   4.2.5 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, conduit, pipe, bus duct, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety, systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Project in whole or in part.

                   4.2.6 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with all or any portion of the Project), which shall be paid during any Expense
Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

                   4.2.6.1 Tax Expenses shall include, without limitation:

                   (i) Except as otherwise provided in Section 4.4.4 below, any tax on the rent, right to rent or other income from all or any portion of the Project or as against the business of leasing the Project, or any portion thereof;

     (ii) Any assessment, tax, fee, levy, or charge in addition to, or in substitution partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as the protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall, except as otherwise provided below, also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for the purposes of this Lease;

     (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and

     (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

     4.2.6.2 With respect to any assessment that may be levied against or upon the Project, or any portion thereof, and that under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, there shall be included within the definition of Tax Expenses with respect to any tax fiscal year only the amount currently payable on such bonds, including interest, for such tax fiscal year, or the current annual installment for such tax fiscal year. All assessments which may be paid in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Operating Expenses except in the year in which the assessment is actually paid; provided, however, that if the prevailing practice in Comparable Buildings is to pay such assessments on an early basis, and Landlord pays the same on such basis, such assessments shall be included in Operating Expenses in the year paid by Landlord.

     4.2.6.3 If (i) the method of valuation or calculation used in connection with the determination of real estate taxes is changed or altered or (ii) the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been, altered, and as a result thereof there is an increase in taxes now, hereafter or heretofore levied, assessed or imposed on real estate assessed or imposed upon the owner or owners of the Project, then such new, altered, or increasing taxes shall be included within the term "Tax Expenses."

     4.2.6.4 Any expenses incurred by Landlord in its reasonable attempts to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid.

     4.2.6.5 Tax refunds shall be credited against Tax Expenses, and refunded to Tenant, regardless of when received, based on the year to which the refund is applicable.

     4.2.6.6 If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay within ten (10) business days of receipt of notice Tenant's Share of such increased Tax Expenses.

     4.2.6.7 Notwithstanding anything to the contrary contained in this Section
4.2.6 (except as set forth in Sections 4.2.6.1 and 4.2.6.3, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, and (iv) taxes attributable to leasehold improvements in excess of the "Cut-Off Point," as that term is defined in Section 4.5.1 of this Lease. 4.2.6.8 For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Project were fully constructed (at a Building standard amount) and the Project (including the land upon which the Project is located), and all tenant improvements in the Project were fully assessed for real estate tax purposes, and accordingly, during the portion of any Expense Year occurring during the Base Year, Tax Expenses shall be deemed to be increased appropriately.

     4.2.7 "Tenant's Share" shall mean the percentage set forth in Section 7.2 of the Summary. Tenant's Share was calculated by dividing the number of rentable square feet of the Premises by the total number of rentable square feet in the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

     4.3 ALLOCATION OF PROJECT EXPENSES TO TENANTS OF THE BUILDING. Project Expenses (I.E., Operating Expenses and Tax Expenses) are determined annually for the Project as a whole. Since the Building is only one of the buildings which constitute the Project, Project Expenses shall be allocated by Landlord, as provided below, to both the tenants of the Building and the tenants of the other buildings in the Project. The portion of Project Expenses allocated to the tenants of the Building shall consist of (i) all Project Expenses attributable solely to the Building and (ii) an equitable portion (based upon the total ratio of the number of rentable square feet in the Building to the total number of rentable square feet in the Project) of Project Expenses attributable to the Project as a whole and not attributable solely to the Building, the Adjacent Building or to any other building of the Project. Additionally, in allocating Project Expenses to the tenants of the Building. Landlord shall have the right, from time to time, to equitably allocate some or all of the Project Expenses allocable to tenants of the Building among different tenants of the Building (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Section 4.3, Landlord shall include in such Costs Pools all Operating Expenses attributable to any portion of the Project which is dedicated for the exclusive use of any tenant of the Project and is not included in the rentable square footage of the Project.

     4.4   CALCULATION AND PAYMENT OF ADDITIONAL RENT.

     4.4.1 CALCULATION AND PAYMENTS OF ADDITIONAL RENT. For every Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, in the manner set forth in Section 4.4.2, below, and as Additional Rent, an amount equal to Tenant's Share of Project Expenses for such Expense Year in excess of Tenant's Share of Project Expenses for the Base Year.

     4.4.2 STATEMENT OF ACTUAL PROJECT EXPENSES AND PAYMENT BY TENANT. Landlord shall give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which Statement shall be itemized on a line-item by line-item basis and shall state the Project Expenses incurred or accrued for such preceding Expense Year and the amount thereof allocated to the tenants of the Building, and which shall indicate the amount, if any, of Tenant's Share of Project Expenses in excess of Tenant's Share of Project Expenses for the Base Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay, upon the later to occur of its next installment of Base Rent due or within thirty (30) days after receipt of the Statement, the full amount of Tenant's Share of Project Expenses for such Expense Year in excess of Tenant's Share of Project Expenses for the Base Year, less the amounts, if any, paid during such Expense Year as "Estimated Additional Rent," as that term is defined in Section 4.4.3 below. If the amount of Tenant's Share of Project Expenses for such Expense Year in excess of Tenant's Share of Project Expenses for the Base Year is less than the amount paid by Tenant as Estimated Additional Rent during the applicable period of the Expense Year (but not including any period of the Expense Year which occurs after the Lease has terminated), Landlord shall pay the difference to Tenant together with the applicable Statement, even if the Lease has terminated or expired. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this
Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Project Expenses allocated to the tenants of the Building for the Expense Year in which this Lease terminates, if Tenant's Share of Project Expenses for such Expense Year is in excess of Tenant's Share of Project Expenses for the Base Year, then Tenant shall within thirty (30) days of receipt of a Statement setting forth the amount by which Tenant's Share of Project Expenses for such Expense Year is in excess of Tenant's Share of Project Expenses for the Base Year pay to Landlord an amount as calculated pursuant to the provisions of Section 4.4.1 of this Lease, less any amounts owed from Landlord to Tenant, provided, however, that Tenant shall not be liable for any Project Expenses, whenever occurring, unless Tenant is billed for same within two (2) years following the expiration or earlier termination of this Lease. The provisions of this Section 4.4.2 shall survive the expiration or earlier termination of the Lease Term.

     4.4.3 STATEMENT OF ESTIMATED PROJECT EXPENSES. In addition, Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which Estimate Statement shall be itemized on a line-item by line-item basis and shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Project Expenses for the then-current Expense Year shall be, the amount thereof to be allocated to the tenants of the Building, and the estimated amount of Tenant's Share of Project Expenses in excess of Tenant's Share of Project Expenses for the Base Year (the "Estimated Additional Rent"). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Additional Rent under this
Article 4. If pursuant to the Estimate Statement an Estimated Additional Rent is calculated for the then-current Expense Year, Tenant shall pay, upon the later to occur of (i) the date upon which its next installment of Base Rent is due, and (ii) the date which is ten (10) days after Tenant's receipt of the Statement, a fraction of the Estimated Additional Rent for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Additional Rent set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4.4 TENANT'S PAYMENT OF CERTAIN TAX EXPENSES. Notwithstanding anything to the contrary contained in this Lease, in the event that at any time during the first five (5) Lease Years, any sale, refinancing, or change in ownership of the Project is consummated, and as a result thereof, and to the extent that in connection therewith the Project is reassessed (the "Reassessment") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the terms of this
Section 4.4.4 shall apply to such Reassessment of the Project.

     4.4.4.1 THE TAX INCREASE. For purposes of this Article 4, the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment; provided, however, that the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the land upon which the Project is located, the Base, Shell and Core of the Building or the tenant improvements located in the Building, (ii) is attributable to assessments pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or (iii) is attributable to the annual inflationary increase of real estate taxes permitted to be assessed annually under Proposition 13.

     4.4.4.2 FIRST FIVE (5) LEASE YEARS. During the first five (5) Lease Years, Tenant shall not be obligated to pay any portion of the Tax Increase.

     4.4.4.3 LANDLORD'S RIGHT TO PURCHASE THE PROPOSITION 13 PROTECTION AMOUNT ATTRIBUTABLE TO A PARTICULAR REASSESSMENT. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the Lease Term in connection with a particular Reassessment pursuant to the terms of this Section 4.4.4, shall be sometimes referred to hereafter as a "Proposition 13 Protection Amount." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year for which the Reassessment first applies, the terms of this Section 4.4.4.3 shall apply to each such Reassessment. At any time during the Lease Term, upon thirty (30) days' prior notice to Tenant at any time, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "Applicable Reassessment"), by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined below, for the Applicable Reassessment, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event or transaction (or series of events or transactions) pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, the term "successor of Landlord" shall include, without limitation, any new or different person or entity that succeeds to the interest of Landlord under this Lease and to the person or entity that is currently the Landlord hereunder if such person or entity has been restructured or reconstituted so as to trigger a Reassessment. As used herein, "Proposition 13 Purchase Price" for the Applicable Reassessment shall mean the present value of the Proposition 13 Protection Amount for the Applicable Reassessment remaining during the Lease Term, as of the date of payment of such Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount for the Applicable Reassessment attributable to each remaining Lease Year (assuming for purposes of the computation that the amount of such Proposition 13 Protection Amount benefited Tenant on an equal monthly basis at the middle of each month during each Lease Year), as the amounts to be discounted, and (ii) by using an eight percent (8%) discount rate for each monthly amount to be discounted. Upon payment of such Proposition 13 Purchase Price, the provisions of Section 4.4.4.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then Tenant's Rent next due shall be credited with the amount of such underestimation and Landlord shall pay Tenant, on the next due date for Rent, the amount of any underestimation to the extent it exceeds the Rent next due hereunder, and if Landlord overestimates the Proposition 13 Purchase Price, then upon thirty (30) days' prior notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation. The amount of any such underestimate or overestimate shall be calculated by taking the difference between the Proposition 13 Purchase Price for the Applicable Reassessment actually paid to Tenant and the Proposition 13 Purchase Price for the Applicable Reassessment as it should have been computed had all relevant facts concerning the Applicable Reassessment been known at the time such Purchase Price was originally computed, and adding interest thereto at a rate per annum equal to eight percent (8%), compounded annually, from the date such Purchase Price was paid to Tenant through the date that the amount of the underestimate or overestimate is to be credited or debited (as the case may be) against Rent next due hereunder.

     4.5 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. Tenant shall reimburse Landlord upon demand for any and all takes required to be paid by Landlord, excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

     4.5.1 Said taxes are measured by or are reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the greater of (i) [***]* per rentable square foot of the Premises, and (ii) the amount per rentable square foot which Landlord is using as a base value during the Base Year above which Landlord will directly charge tenants in the Building for Tax Expenses attributable to the cost or value of leasehold improvements located in such tenants' premises (the "Cut-Off Point"); provided that any amounts of real estate taxes attributable to tenant improvements made in or to the Premises or in or to any other premises in the Building that are in excess of the Cut-Off Point shall not be included in Tax Expenses;

     4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project (including the Project parking facility); or

     4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.6   LANDLORD'S BOOKS AND RECORDS.

     Within two (2) years after receipt of a Statement by Tenant ("Review Period"), if Tenant disputes the amount of Additional Rent set forth in the Statement, Tenant or an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm) designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect and photocopy Landlord's records at Landlord's offices, provided that Tenant is not then in Material Default under Section 19.1.1 of this Lease, provided further that Tenant and such accountant shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. If after such inspection, Tenant still disputes such Additional Rent, a certification as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant mutually selected by Landlord and Tenant. Landlord shall cooperate in good faith with Tenant and its accountant to show Tenant and its accountant the information upon which the certification is based; provided that if such certification by Landlord's accountant proves that the Project Expenses set forth in the Statement were overstated by more than two percent (2.0%), then the cost of Tenant's accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties' receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification, together with interest at the "Interest Rate," as that term is defined in Article 22 of this Lease, from the date due until paid, in the case of payments by Tenant to Landlord, or from the date paid until reimbursed, in the case of reimbursements by Landlord to Tenant. Landlord shall be required to

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

maintain records of all Project Expenses set forth in each Statement delivered to Tenant for the entirety of the two (2) year period following Landlord's delivery of the applicable Statement. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement delivered by Landlord, provided that the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the applicable Statement. In the event that any other tenant in the Project audits or reviews Project Expenses and an adjustment is made pursuant to such audit or review because of an error in calculation or in allocation of Project Expenses, the results of such audit or review shall be sent to Tenant, within thirty (30) days after Landlord's receipt of Tenant's written request, in order to allow Tenant to determine whether Tenant is entitled to a corresponding adjustment pursuant to the terms of this
Section 4.6.

                      SECOND AMENDMENT TO OFFICE LEASE AND
                          CONSENT TO SUBLEASE AGREEMENT

     THIS SECOND AMENDMENT TO OFFICE LEASE AND CONSENT TO SUBLEASE AGREEMENT (this "Agreement") is made as of July 26, 1996, by and among WATER GARDEN COMPANY L.L.C., a Delaware limited liability company ("Landlord"), THE RAND CORPORATION, a California non-profit public benefit corporation ("Tenant"), and SPECIALTY LABORATORIES, INC., a California corporation ("Subtenant").


                                    RECITALS

     A. Reference is hereby made to that certain Office Lease dated January 20, 1993, between Water Garden Associates, a Delaware limited partnership, Landlord's predecessor-in-interest, as landlord, and Tenant (the "Original Lease"), as amended by that certain First Amendment to Office Lease dated as of February 8, 1993, (the "First Amendment"). The Original Lease as amended by the First Amendment shall be referred to herein as "the Lease." Pursuant to the Lease, Tenant leases approximately [***]* rentable square feet of office space comprising the fifth (5th) and sixth (6th) floors, and certain Print Facility Space (the "Premises") located in that certain office building commonly known as 1620 26th Street, Santa Monica, California (the "Building").

     B. Pursuant to the terms of Article 14 of the Lease, Tenant has requested Landlord's consent to that certain Sublease, dated July 9, 1996, between Tenant and Subtenant (the "Sublease"), with respect to a subletting by Subtenant of a portion of the Premises containing approximately [***]* rentable square feet (the "Subleased Premises"). A copy of the Sublease is attached hereto as Exhibit
A. Landlord is willing to consent to the Sublease on the terms and conditions contained herein. By this Agreement, Landlord and Tenant desire to modify
Article 27(ii) of the Lease as provided herein.

     C. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.


                                    AGREEMENT

     1. LANDLORD'S CONSENT. Landlord hereby consents to the Sublease; provided however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease, including, without limitation the following provisions of the Sublease:

     1.1 Section 18.4. Section 18.4 of the Sublease is hereby amended as follows:

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TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (a) The reference to "a minimum of [***]* parking passes for single and/or tandem unreserved parking spaces" in the second line of Section 18.4 is hereby deleted in its entirety and a reference to "a maximum of four (4) parking passes for single and/or tandem unreserved parking spaces" is hereby substituted in lieu thereof.

     (b) The last sentence of Section 18.4 is hereby deleted in its entirety and the following is substituted in lieu thereof:

          In the event Subtenant requests parking passes in excess of [***]* per [***]* rentable square feet in the Subleased Premises, Sublandlord will cooperate with Subtenant in attempting to obtain such additional parking passes from the Landlord, in Landlord's sole and absolute discretion, and any such additional parking passes shall be leased by Subtenant at Landlord's then prevailing monthly rates, on a month-to month basis.

     1.2 Section 18.8. The parties hereto hereby acknowledge that notwithstanding the provisions of Section 18.8 of the Sublease, Tenant shall retain primary liability to Landlord under Article 16 of the Lease.

     2. NON-RELEASE OF TENANT; FURTHER TRANSFERS. Neither the Sublease nor this consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all bills rendered by Landlord for charges incurred by the Subtenant for services and materials supplied to the Premises). Neither the Sublease nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by the Subtenant or to any assignment by Tenant of the Lease or assignment by the Subtenant of the Sublease, or as a consent to any portion of the Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Premises.

     3. RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this SECTION 3. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under SECTION
19.1 of the Lease (whether or not Landlord terminates the Lease), however, Landlord may, in connection with SECTION 19.3 of the Lease, at its option by notice to Tenant, either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in SECTION 3.1, below, or
(iii) elect to succeed to

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

Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in SECTION 3.2, below.

     3.1 LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to SECTION 3(ii), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, or a waiver by Landlord of any provision of the Lease, or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

     3.2 LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to
SECTION 3(iii), above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not (i) be liable for any prepayment of more than one month's rent or any security deposit paid by Subtenant, (ii) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (iii) be subject to any defenses or offsets previously accrued which Subtenant may have against Tenant, or (iv) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

     4.  GENERAL PROVISIONS.

     4.1 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Subleased Premises other than as disclosed in the Sublease.

     4.2 BROKERAGE COMMISSION. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

     4.3 RECAPTURE. This consent shall in no manner be construed as limiting Landlord's ability to exercise its rights to recapture any portion of the Premises, as set forth in SECTION 14.4 of the Lease, in the event of a proposed future sublease or assignment of such portion of the Premises.

     4.4 CONTROLLING LAW. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

     4.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

     4.6 CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

     4.7 PARTIAL INVALIDITY. If any term, provision or condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

     4.8 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

     4.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument, but in making proof, it shall only be necessary to produce one such counterpart executed by the party against whom it is being enforced.

     4.10 AMENDMENT TO LEASE. Landlord and Tenant hereby acknowledge that
Article 27(ii) of the Lease is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "(ii) show the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, to tenants; provided the Premises shall only be shown to prospective tenants during the last six (6) months of the Lease Term (notwithstanding the foregoing, with regard to that portion of the Premises located on the fifth (5th) floor of the Building, provided that The Rand Corporation is not in occupancy thereof, such portion of the Premises may be shown to prospective tenants during the entire last year of the Lease Term); . . ."

Except as modified in this Section 4.10, the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   "Landlord":

                                    WATER GARDEN COMPANY L.L.C., a
                                    Delaware limited liability company

                                    By:       /s/ George L. Ochs
                                       ----------------------------------------
                                                  George L. Ochs
                                                  Vice President


                                    "Tenant":

                                    THE RAND CORPORATION, a California
                                    non-profit public benefit corporation

                                    By:       /s/ Vivian J. Arterbery
                                       ----------------------------------------
                                    Its:     Corporate Secretary
                                        ---------------------------------------
                                             Vice President

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    "Subtenant":

                                    SPECIALTY LABORATORIES, INC., a California corporation

                                    By:       /s/
                                       ----------------------------------------
                                    Its:     Chairman
                                        ---------------------------------------

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------